UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 8, 2012 (May 2, 2012)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Sixth Amendment to Second Amended and Restated Credit Agreement and Limited Waiver

On May 2, 2012, Magnum Hunter Resources Corporation (the “Company”) entered into the Sixth Amendment to Second Amended and Restated Credit Agreement and Limited Waiver (the “Sixth Amendment”), by and among the Company, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto.

The Second Amended and Restated Credit Agreement (the “Credit Agreement”) provides for an asset-based, senior secured revolving credit facility (the “Revolving Facility”) maturing April 13, 2016, with a previously existing borrowing base of $235 million. The Revolving Facility is governed by a semi-annual borrowing base redetermination derived from the Company’s proved crude oil and natural gas reserves and, based on such redeterminations, the borrowing base previously could be increased or decreased up to a maximum commitment level of $250 million.  The Sixth Amendment amends the Credit Agreement to, among other things, facilitate the proposed Baytex Acquisition described below.

As previously disclosed, on April 18, 2012, Bakken Hunter, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Bakken Hunter”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Baytex Energy USA Ltd. (“Baytex”), an affiliate of Baytex Energy Corporation. Pursuant to the Purchase Agreement, Bakken Hunter agreed to purchase all of Baytex’s non-operated working interest in oil and gas properties and wells located in Divide and Burke Counties, North Dakota subject to certain terms and conditions, as described more fully in the Purchase Agreement (the “Baytex Acquisition”).  The Baytex Acquisition was described in a Current Report on Form 8-K filed by the Company with the SEC on April 24, 2012, to which reference may be made for further information.

In order to facilitate the Baytex Acquisition and to fund certain capital expenditures planned in connection with the Baytex Acquisition, the Sixth Amendment permits the Company to enter into additional third-party indebtedness consisting of a new term loan or to issue new senior notes (the “Additional Financing”) in an amount not to exceed $450 million on the condition that a portion of the proceeds be used to repay in full the Company’s Second Lien Term Loan, which is described below.

Also, pursuant to the Sixth Amendment, the Company’s borrowing base and maximum commitment level have been increased to $275 million, and the Company’s borrowing base will be further increased by $25 million upon the closing of the Baytex Acquisition, subject to certain adjustments as set forth in the Sixth Amendment.   If the Company enters into the Additional Financing, the borrowing base will automatically be reduced by $0.25 for each $1.00 of the aggregate principal amount of such Additional Financing in excess of $100 million.

The Sixth Amendment also modifies the financial covenant that currently requires the Company to maintain a ratio of total debt to EBITDAX (as defined in the Credit Agreement) not to exceed 4.00 to 1.00.  If the Company enters into the Additional Financing in an aggregate amount in excess of $350 million or the Baytex Acquisition closes, the maximum ratio of total debt to EBITDAX will be increased to 4.25 to 1.00 for the fiscal quarters ending June 30, 2012 and September 30, 2012.  Such ratio will revert to 4.00 to 1.00 beginning with the fiscal quarter ending December 31, 2012.

Pursuant to the execution of the Sixth Amendment, Bank of Montreal, as administrative agent, and the lenders party to the Credit Agreement permanently waived the ratio of current assets to current liabilities covenant of the Credit Agreement for the fiscal quarter ended March 31, 2012 in anticipation of any possible noncompliance by the Company with such covenant.  The Sixth Amendment also amends certain other provisions of the Credit Agreement as set forth therein.

Seventh Amendment to Second Amended and Restated Credit Agreement

On May 2, 2012, the Company entered into the Seventh Amendment to Second Amended and Restated Credit Agreement (the “Seventh Amendment”), by and among the Company, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto.  The Seventh Amendment provides that the required current ratio for the fiscal quarter ended June 30, 2012 shall not be less than 0.85 to 1.0 in the event that the Additional Financing and the Baytex Acquisition are not consummated.  The Seventh Amendment also amends certain other provisions of the Credit Agreement as set forth therein.

The foregoing descriptions of the Sixth and Seventh Amendments do not purport to be complete and are qualified in their entirety by reference to the complete text of these amendments as well as the complete text of the Credit Agreement. The Sixth Amendment and the Seventh Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. A copy of the Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 14, 2011. Copies of the First, Second, Third, Fourth and Fifth Amendments to the Credit Agreement were filed as Exhibits 10.1, 10.1, 10.2, 10.1 and 10.1 to Current Reports on Form 8-K filed with the SEC on July 19, 2011, August 18, 2011, October 4, 2011, December 12, 2011 and February 21, 2012, respectively.

Third Amendment to Second Lien Term Loan Credit Agreement and Limited Waiver

On May 2, 2012, the Company entered into the Third Amendment to Second Lien Term Loan Credit Agreement and Limited Waiver (the “Third Amendment”), by and among the Company, Capital One, N.A., as administrative agent, and the lenders and guarantors party thereto.

The Second Lien Term Loan Credit Agreement (the “Second Lien Credit Agreement”) provides for a term loan credit facility (the “Term Loan Facility”) maturing on October 16, 2016, in an aggregate principal amount of $100 million. Amounts repaid under the Term Loan Facility may not be redrawn in the future.  Pursuant to the execution of the Third Amendment, Capital One, N.A., as administrative agent, and the lenders party to the Second Lien Credit Agreement permanently waived the ratio of current assets to current liabilities covenant of the Second Lien Credit Agreement for the fiscal quarter ended March 31, 2012 in anticipation of any possible noncompliance by the Company with such covenant.  The Third Amendment also amends certain other provisions of the Second Lien Credit Agreement as set forth therein.

Fourth Amendment to Second Lien Term Loan Credit Agreement

On May 2, 2012, the Company entered into the Fourth Amendment to Second Lien Term Loan Credit Agreement and Limited Waiver (the “Fourth Amendment”), by and among the Company, Capital One, N.A., as administrative agent, and the lenders and guarantors party thereto.  The Fourth Amendment provides that the required current ratio for the fiscal quarter ended June 30, 2012 shall not be less than 0.80 to 1.0 in the event that the Baytex Acquisition is not consummated.  The Fourth Amendment also amends certain other provisions of the Second Lien Credit Agreement as set forth therein.

The foregoing descriptions of the Third and Fourth Amendments do not purport to be complete and are qualified in their entirety by reference to the complete text of these amendments as well as the complete text of the Second Lien Credit Agreement. The Third Amendment and the Fourth Amendment are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference. A copy of the Second Lien Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on October 4, 2011.  Copies of the First and Second Amendments to the Second Lien Credit Agreement were filed as Exhibit 10.2 to Current Reports on Form 8-K filed with the SEC on December 12, 2011 and February 21, 2012, respectively.

Limited Waivers Under Eureka Hunter Credit Facilities

On May 2, 2012, Eureka Hunter Pipeline, LLC (“Eureka”), an indirect majority-owned subsidiary of the Company, entered into a First Amendment to First Lien Credit Agreement (the “First Amendment”) by and among Eureka, SunTrust Bank, as administrative agent, and the lenders party thereto.  Pursuant to the execution of the First Amendment, SunTrust Bank, as administrative agent, and the lenders party to the First Lien Credit Agreement permanently waived certain financial ratio covenants of the First Lien Credit Agreement for the fiscal quarter ended March 31, 2012 in anticipation of any possible noncompliance by the Company with such covenants.  The First Amendment also amends certain other provisions of the First Lien Credit Agreement as set forth therein.

On May 2, 2012, Eureka entered into a Limited Waiver to Second Lien Term Loan Agreement (the “Limited Waiver”), by and among Eureka, U.S. Bank National Association, as collateral agent, PennantPark Investment Corporation (“PennantPark”) and the other lenders party thereto.  Pursuant to the execution of the Limited Waiver, U.S. Bank National Association, as collateral agent, PennantPark and the other lenders party to the Second Lien Term Loan Agreement permanently waived certain financial ratio covenants of the Second Lien Term Loan Agreement for the fiscal quarter ended March 31, 2012 in anticipation of any possible noncompliance by the Company with such covenants.

On May 2, 2012, Eureka entered into a Second Amendment to Second Lien Term Loan Agreement (the “Second Amendment”) by and among Eureka, PennantPark and the other lenders party thereto.  The Second Amendment addresses the calculation of consolidated

EBITDA under the terms of the Second Lien Term Loan Agreement to take into account the EBITDA being generated by TransTex Gas Services, LLC as though it became a subsidiary of Eureka on April 1, 2012.

The foregoing descriptions of the First Amendment, the Limited Waiver and the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of these agreements as well as the complete text of the First Lien Credit Agreement and the Second Lien Term Loan Agreement. The First Amendment, the Limited Waiver and the Second Amendment are attached hereto as Exhibits 10.5, 10.7 and 10.8, respectively, and are incorporated herein by reference. A copy of the First Lien Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on August 22, 2011.  The First Amendment to Second Lien Term Loan Agreement, dated September 20, 2011, by and among Eureka, PennantPark and the other lenders party thereto, is attached hereto as Exhibit 10.6 and is incorporated herein by reference, and a copy of the Second Lien Term Loan Agreement was filed as Exhibit 10.2 to a Current Report on Form 8-K filed with the SEC on August 22, 2011.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Form 8-K is also incorporated into this Item 2.03 by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1

Sixth Amendment to Second Amended and Restated Credit Agreement and Limited Waiver, dated May 2, 2012, by and among the Company, Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto

10.2	Seventh Amendment to Second Amended and Restated Credit Agreement, dated May 2, 2012, by and among the Company, Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto
10.3

Third Amendment to Second Lien Term Loan Credit Agreement and Limited Waiver, dated May 2, 2012, by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto

10.4	Fourth Amendment to Second Lien Term Loan Credit Agreement, dated May 2, 2012, by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto
10.5	First Amendment to First Lien Credit Agreement, dated May 2, 2012, by and among Eureka Hunter Pipeline, LLC, SunTrust Bank, as Administrative Agent, and the lenders party thereto
10.6	First Amendment to Second Lien Term Loan Agreement, dated September 20, 2011, by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto
10.7

Limited Waiver to Second Lien Term Loan Agreement, dated May 2, 2012, by and among Eureka Hunter Pipeline, LLC, U.S. Bank National Association, as Collateral Agent, PennantPark Investment Corporation and the other lenders party thereto

10.8	Second Amendment to Second Lien Term Loan Agreement by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 8, 2012	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Sixth Amendment to Second Amended and Restated Credit Agreement and Limited Waiver, dated May 2, 2012, by and among the Company, Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto

10.2	Seventh Amendment to Second Amended and Restated Credit Agreement, dated May 2, 2012, by and among the Company, Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto
10.3

Third Amendment to Second Lien Term Loan Credit Agreement and Limited Waiver, dated May 2, 2012, by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto

10.4	Fourth Amendment to Second Lien Term Loan Credit Agreement, dated May 2, 2012, by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto
10.5	First Amendment to First Lien Credit Agreement, dated May 2, 2012, by and among Eureka Hunter Pipeline, LLC, SunTrust Bank, as Administrative Agent, and the lenders party thereto
10.6	First Amendment to Second Lien Term Loan Agreement, dated September 20, 2011, by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto
10.7

Limited Waiver to Second Lien Term Loan Agreement, dated May 2, 2012, by and among Eureka Hunter Pipeline, LLC, U.S. Bank National Association, as Collateral Agent, PennantPark Investment Corporation and the other lenders party thereto

10.8	Second Amendment to Second Lien Term Loan Agreement by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto